Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Goldman Sachs Asset Backed Securities Corp.

200 West Street

New York, New York 10282

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of unsecured consumer loans in connection with the proposed offering of Upstart Securitization Trust 2022-1, Asset-Backed Notes (the “Transaction”). Upstart Network, Inc. (“Upstart”) is responsible for the information provided to us, including the information set forth in the Final Statistical Loan File (as defined herein).

Goldman Sachs Asset Backed Securities Corp. (the “Company”) has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Upstart and Goldman Sachs & Co. LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Capitalized terms used but not defined herein are used with the meanings as described in our report to you dated January 25, 2022, relating to the Final Statistical Loan File for the Transaction.

Agreed-Upon Procedures

On March 4, 2022, representatives of the Company provided us with a computer generated data file and related record layout containing data, as represented to us by the Company, as of the close of business on February 24, 2022 with respect to 65,724 unsecured consumer loans (the “Final Statistical Loan File”).

At the Company’s instruction, we randomly selected 75 unsecured consumer loans from the Final Statistical Loan File that were not Sample Loans (the “Subsequent Sample Loans”) and performed certain comparisons and recomputations for each of the Subsequent Sample Loans relating to the unsecured consumer loan characteristics (the “Characteristics”) set forth on the Final Statistical Loan File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Characteristics

1.       Loan number (for informational purpose only)

2.       Origination date

3.       Payment amount

4.       Maturity date

5.       Original principal balance

6.       Original loan term

7.       Interest rate

8.       Annual percentage rate (APR)

9.       State of residence (at approval)

10.    Annual borrower income (at approval)

11.    Current principal balance

12.    Current loan status

13.    Monthly borrower debt (at approval)

14.    Original FICO score

15.    Loan grade

16.    Debt to income ratio

17.   Remaining term (months)

We compared Characteristic 2. to the corresponding information set forth on or derived from the related “Amortization Schedule;” Characteristics 3. through 7. to the “Promissory Note;” Characteristic 8. to the “Truth in Lending Disclosure;” Characteristics 9. through 12. to Upstart’s servicing system (the “Servicing System”); Characteristics 13. and 14. to the “Credit Report” and Characteristic 15. to a query, provided by Upstart on March 7, 2022, from Upstart’s origination system (the “Loan Grade Query”).

We compared Characteristic 16. to the product of (A) the quotient of (i) the monthly borrower debt (at approval) (as set forth on the Credit Report) and (ii) the quotient of (a) the annual borrower income (at approval) (as set forth on the Servicing System) and (b) 12 and (B) 100.

We compared Characteristic 17. to the number of months from but not including February 24, 2022 through the maturity date (as set forth on the Promissory Note).

In addition to the procedures described above, for each of the Subsequent Sample Loans, we confirmed that the Promissory Note indicated that the borrower “signed electronically.”

For purposes of our comparisons and at your instruction:

•	with respect to our comparison of Characteristic 4., differences of one day are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 10., we were instructed to round the annual borrower income (at approval) (as set forth on the Final Statistical Loan File) to the nearest dollar; and

•	with respect to our comparison of Characteristic 16., differences of 0.01% or less are deemed to be “in agreement.”

The loan documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of Upstart and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Subsequent Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Final Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the unsecured consumer loans underlying the Final Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the unsecured consumer loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Final Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

We are required to be independent of Upstart and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 10, 2022